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                                                                     EXHIBIT 99


                   GOLDMAN SACHS COMMUNACOPIA CONFERENCE
                      Presentation of Robert A. Iger
                    President, The Walt Disney Company
                              October 3, 2001


   Good morning. It's great to be here to represent The Walt Disney
Company.

   Before I begin, I'd like to acknowledge the important role that was played by our nation's news organizations and the excellent job I think they all did covering a story of such immense proportion. In particular, I'd like to note the unbelievable job ABC News did in providing an unprecedented ninety-one hours of consecutive, uninterrupted coverage and analysis. Throughout the week, ABC offered millions of people across the country access to events surrounding this fateful day in history in what I consider to be an unbelievably exemplary manner.

Today I'm going to offer you some insights into our businesses, taking into account the events of three weeks ago. I'm also going to offer observations with respect to general market conditions, focusing on the advertising marketplace in particular. In light of recent events, I believe even more in the value of family entertainment, with our strong portfolio of brands and historically resilient businesses. I want to stress how optimistic I am about the long-term prospects of the company. However, as you will hear in this speech, I'm going to offer little specific guidance about Fiscal 2002. It's just too early to tell.

Starting with the advertising marketplace, just yesterday I met with the heads of the major media buying groups and our own sales teams at ABC and ESPN. And based on these conversations, let me offer a few truths and misconceptions and trends regarding general marketplace conditions. The first truth is that the market was soft prior to the events of September 11. We certainly all know that.

The popular misconception is that we are now operating in a significantly changed network ad marketplace when this is not

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necessarily the case. Although a small percentage of ABC's ad budgets were completely lost in this last quarter due to the program pre-emptions, the loss was principally associated with advertisers pulling out because they had date-specific promotions which could not easily shift to another quarter. In actuality, the ABC television network retained well over ninety percent of the ad revenues slated to be spent during the pre-emptive program period, with some revenue shifting to this quarter where inventory was available.

In cable the slow economy and a surplus of inventory are resulting in a general downward pressure on CPMs. However, according to the agencies I spoke to, the dominant networks and brands, such as ESPN, for instance, are retaining market share and holding CPMs to levels significantly better than the less valuable and less differentiated networks.

There are a couple of key trends that are occurring in the advertising business overall that I think are important to note. The first is that buying is extremely short term. For the last year, agencies and advertisers have shown a reluctance to commit long-term advertising budgets, largely due to economic uncertainty. As a result, reading the strength of the scatter marketplace into 2002 is difficult at best.

ABC is actually experiencing a relatively strengthened scatter marketplace, in part due to the re-expression of the ad dollars I discussed earlier - the movement of the dollars from last quarter into this quarter. And if this trend continues, there may be an up side in this quarter depending on ratings performance, which I'll get to later.

If anything, the events of September 11 contributed greater uncertainty to an already uncertain market. As I mentioned, buying was very short-term prior to September 11; if anything, that pattern has been exacerbated. Another key trend is how dramatic the consolidation is on the ad buying side. This requires continuous evolution of sales strategies and thus two initiatives emerge at ABC. The first is what's called ABC Unlimited, which has been in existence for over two years. The goal of this group is not to serve bargain hunters or bottom feeders or opportunists, but advertisers in search of creative business means in which to reach both broad and niche demographics across the strongest brand in the media industry, or our own media platforms. Although we're committed to increasing the market share of our media assets, we have no intention of forfeiting our performance

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premiums. Additionally, our media networks are likely to restructure their sales groups to better service specific agencies across all platforms. Again, this is the result of the unbelievable consolidation in media buying.

It was the unanimous opinion of the people I met with, and I concur, that the softness in the advertising marketplace is going to continue well into 2002 with no visible signs of sustained recovery. And as I stated earlier, the impact of the events on September 11 is at best premature to judge, and in some cases may have actually been overstated. Again, it's just too soon to tell.

Now addressing some of our specific businesses, I'd like to start with ESPN. Although impacted by the economic downturn, fortunately over fifty percent of ESPN's revenue structure is protected from market conditions, with growth contractually guaranteed. Unlike the majority of its cable competition, ESPN maintains its up front market share with fifteen percent of its business coming from new advertisers. Fifty percent of this business had multimedia components, including TV, radio, the Internet, and print. And it's worth noting that in the days immediately following September 11, ESPN's ratings declined due to the cancellation of all sports events. But with the return of regularly scheduled games, ratings have been much stronger, as you'd expect.

Aside from cross-platform maximization and brand expansion, as we've discussed many times, ESPN is focused on strengthening ratings, developing more proprietary content to drive ratings, and maintaining and growing its worldwide leadership in sports across all technological platforms. Of course we seek to accomplish all of these things without losing that special ESPN attitude.

Turning to ABC: In the last week, ABC launched its new Fall season, capturing its strongest weekly delivery in six months in key young adult demographics. Based on the results of premier week, I'm encouraged by our performance and it seems the country is returning to its regular viewing habits. In the last week we've premiered four new series, as well as new time periods for our returning signature series, and one of our most promising series, "Alias", premiered last Sunday night and was the number one show in its time period, and number one drama to debut on the major networks among young adults.

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In addition to "Alias", ABC had strong premiers for "Philly", "Thieves", "My
Wife and Kids", "The Practice", and "Spin City". Beyond prime time, ABC's daytime division again finished number one in its key sales demographic of women 18 to 49 for the 25th consecutive year. And in news, the outstanding reporting provided by Peter Jennings in recent weeks has benefited the performance of "World News Tonight", which was number one among adults 25 to 54 and total viewers last week, and actually finished the year ahead of the prior year, despite general evening news decline.

Turning to our theme parks and resorts, there are obvious concerns with regard to the travel and leisure industry. And although we had an immediate attendance drop-off, which you'd expect, in the days following September 11, due largely to the interruption in air travel, and a limited number of cancellations of advance bookings over the next month, our attendance levels continue to show signs of improvement. In fact, attendance last weekend at Walt Disney World was nearly equal to last year's level for the same period. Our theme parks and resorts business remains uncertain because it is far too soon to predict the impact of recent events, or how long current conditions will last. We're contending with soft market conditions on two fronts, aggressively managing our costs, actually reducing our operating expenses, and very aggressive and strategic marketing. We're particularly excited about Walt Disney World's "100 Years of Magic" celebration, honoring the legacy and birth of Walt Disney, which launched this week. This important celebration brings special events to our Orlando parks throughout the year. "100 Years of Magic" has strong awareness and has been promoted since July with advertising and additional promotional support from corporate alliance partners such as McDonald's, Coca Cola, American Express, Kellogg's and National Car Rental.

Our national television campaign just started, which communicates a compelling call to action to consumers to visit Walt Disney World, and as was the case for the Millennium celebration, this event should have a significant effect on our business. In addition, to stimulate travel you will see aggressive marketing campaigns across all of our media assets for our parks, reminding consumers of their entertainment value.

In the last quarter of fiscal 2001, I traveled to Tokyo for the opening of our newest park, Tokyo DisneySea. The original Tokyo Disneyland park surpassed the worldwide annual

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single park attendance record the weekend of September 22. And we successfully opened our spectacular Tokyo DisneySea Park on September 4, with seven ports of call, 22 new attractions, and the beautiful Hotel MiraCosta. At this point, attendance at Tokyo DisneySea is meeting our expectations and forecast spending is actually exceeding expectations.

While I was in Asia, I also visited the site of our future Hong Kong Disneyland park, which we expect to open in the second half of the decade. This park will be an important tentpole for The Walt Disney Company, given its proximity to the world's most populous country, China. And in Europe we'll soon open our second gate in Paris, Disney Studios Paris. And by the way we've not seen any impact whatsoever of the events of September 11 on our international theme park business.

In Consumer Products we're focusing on a number of strategies to drive long-term growth. Over the shorter term, our results will not reflect the full effects of our new direction. Although this business is impacted by general economic slowdown, the events of September 11 have not meaningfully altered the results of this business in the fiscal fourth quarter. The
Disney stores represent an important venue for delivering our brand and our content, and a number of important steps have been taken to improve this business. In response to the changes in the economy, we are slowing our more capital intensive store refurbishing schedule in favor of a new merchandising strategy, which we're already implementing. And we're also going to continue to evaluate our portfolio of stores and expect to reduce the total number of domestic stores to between three hundred and four hundred.

In Licensing, we recently announced two important global partnerships with category market leaders, which will result in innovative Disney-branded food products featuring our most treasured characters: Coca Cola, for non-carbonated beverages, and Kellogg's, for breakfast foods. Each of these categories represent $3 billion in wholesale business. With these new alliances and products we expect to meaningfully increase our market share in the U.S. and international markets in these two very important food and beverage categories.

Now in studio operations there were some near-term consequences of the September 11 attacks, including the

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postponement of two theatrical releases, "Big Trouble", which was to be released in September, and "The Double", which was intended to be a holiday release. Based on each film's subject matter, we will be scheduling more appropriate release dates sometime in the near future.

The year ahead for the studio actually looks quite promising, due to the strength of our family product, starting with "Snow White and the Seven Dwarfs". We're about to release this classic in an exclusive DVD window for a limited period, followed by a VHS release for Christmas. This special collectible enhances the original product through restored sound, special interviews and features. Having reviewed the DVD, it's our most innovative one to date, and we expect that it also will be our most successful.

Later in the quarter we will release "Monsters, Inc." on November 2, 2001. We believe this film is our next strong company franchise.

Disney is also uniquely positioned as a company to build assets across its lines of business, generating significant revenue, and you're going to begin to see a spectacular array of products that enhance our consumers' entertainment experience with the characters from "Monsters".

Now beyond "Snow White" and "Monsters", we have an exceptionally strong slate of Disney-branded family products in the year ahead, including sequels to "Peter Pan", "Cinderella", "Jungle Book", and "Princess Diaries". And given these times, I believe our collection of animated and live action titles targeted to the family audience will be extremely successful. I don't need to remind this audience of the strength of Disney's brands, which consistently rank among the top ten global brands, and is the only one representing the entertainment industry in Interbrand's Brands most recent Top 100 Brands study.

In closing, though, let me take a few minutes to offer a few additional points about The Walt Disney Company. Despite the current climate, one thing is certain: the turnaround at Disney is a matter of when, not if. Disney possesses the brand strengths and the assets that will propel an acceleration of growth as the economy rebounds. The success of new programming on ABC, the draw of our ESPN networks and their brand extensions, the appeal of cable networks like SoapNet and Toon and the Disney Channel, and the viewer loyalty to networks like Lifetime, E!, and A&E position us,

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perhaps better than any other company, to benefit from the inevitable upturn in the advertising market. And while we are not predicting when that will occur, we believe that global businesses must use the reach of their outlets to encourage consumers to purchase their goods and services - exactly what we're going to do during these challenged times.

Our experience in tourism informs us that people will continue to take vacations during difficult times. We know that those who do not are simply postponing their trips. At the end of each challenging event -- recessions, the oil crisis, the Gulf War -- attendance at our theme parks and occupancy in our resorts not only recovered but grew to new levels. We will continue to grow attendance with new attractions, new resorts, and new parks around the world, as well as with special events and powerful marketing campaigns.

And most importantly, we have a legacy of the most valuable library of stories and characters in the world, from Snow White to Monsters, Mickey Mouse and Donald Duck to Buzz and Woody, and we will continue to create new personas and new tales. Beyond that, we have an extensive library from our non-Disney branded entertainment, including ESPN, Touchstone, Miramax, and of course ABC. We will distribute them across all existing platforms: our theme parks, the Disney Channel, interactive and on-line games, and take advantage of new ones, such as DVD and 3-G mobile phones and VOD, and technologies that don't even exist today. We reach and touch and interact with hundreds of millions of consumers around the globe, from Boston to Beijing, from Alaska to Australia, from Honolulu to Helsinki. With the march of technology we will grow our existing businesses by penetrating new markets and connecting with even more consumers, all the while creating fantastic new content and creating great new stories.

As with the other entertainment companies, we will benefit from the return of the ad market, which will power earnings in that sector. But unlike the other entertainment companies, we will also benefit from the emotional bond that links us with our consumers. And if you doubt me, do what I once did:
go to Walt Disney World as a costumed character. I was Tigger. There is nothing quite like standing there in that costume, and seeing kids and their parents running toward you and asking for a hug or an autograph. I know this may sound corny, but corny counts a lot in this marketplace. Although we spend a lot of time in our corporate offices, we

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remain mindful of what goes on on Main Street USA or Main Street in
Disneyland.

In short, we are Disney. We know who we are, we know what we stand for, and you can count on us because hundreds of millions of people do worldwide. Thank you.